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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 3, 2005
                Date of Report (Date of earliest event reported)

                                   CD&L, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                       0-26954               22-3350958
-------------------------------      ----------------       -------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
 incorporation or organization)           Number)           Identification No.)

      80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY              07606
      ----------------------------------------------           ----------
        (Address of principal executive offices)               (Zip Code)

    (Registrant's telephone number, including area code)     (201) 487-7740

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A



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ITEM 3.02. Unregistered Sales of Equity Securities.

On November 3, 2005, CD&L, Inc. (the "Company") issued a press release with respect to the prepayment of its $4 million of outstanding Series B Convertible Subordinated Notes. A copy of this press release is being furnished as Exhibit
99.1 to this Current Report on Form 8-K.

On April 14, 2004, the Company had entered into a transaction in which certain notes held by BNP Paribas , Exeter Venture Lenders, L.P. and Exeter Capital Partners IV, L. P. (collectively the "Lenders", and the two Exeter entities collectively referred to as "Exeter") were restructured. As part of the restructuring, the Lenders were issued in the aggregate $4 million principal amount of Series B Convertible Subordinated Notes (the Notes"). Such Notes were convertible into Common Stock at a price of $2.032 per share, had a term of seven years, and bore interest at an initial rate of 9% per annum, increasing to 10.5% during 2006 and to 12% in 2008.

Pursuant to the terms of the documents under which the Notes were issued, the Company elected to prepay the Notes. On October 31, 2005, Paribas received a principal payment of $2,666,666.67 in satisfaction of its Note. The Company borrowed funds under its senior revolving loan facility to make the payment, which loan facility currently bears interest at a rate of 7% per annum. Exeter elected under the conversion terms to instead receive, for its aggregate principal amount of Notes of $1,333,333.33, Common Stock at the conversion price of $2.032 per share, or an aggregate of 656,168 shares of Common Stock.

The issuance of the shares of Common Stock to Exeter was effected pursuant to the exemption from registration provided by Regulation D and Section 4(2) of the Securities Act of 1933, as amended. The shares issued to Exeter previously have been registered for resale by Exeter.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 - Press release dated November 3, 2005

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 3, 2005               CD&L, INC.


                                      By: \s\ Russell J. Reardon
                                          -------------------------------------
                                      Russell J. Reardon Vice President and
                                      Chief Financial Officer